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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 31, 2008


                            CAS MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      0-13839                  06-1123096
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


              44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405 (Address of principal executive offices, including zip code)


                                 (203) 488-6056
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On December 31, 2008, CAS Medical Systems, Inc. (the "Company") amended its existing line of credit with NewAlliance Bank (the "Bank") pursuant to a Debt Modification Agreement (the "Modification Agreement"). The Modification Agreement amends the Company's Commercial Loan Agreement dated February 11, 2008 (the "Loan Agreement") and related Commercial Revolving Promissory Note (the "Note") which provide for borrowings on a revolving basis, at the Bank's discretion, in an amount up to $10,000,000.

The Modification Agreement extends the maturity date of the Note from May 1, 2009 to July 1, 2010. The Modification Agreement also amends the interest rate for the revolving loans under the Credit Agreement by increasing the rate from
(i) the Prime Rate (as defined in the Loan Agreement) minus .50% to (ii) the Bank's Base Rate (as defined in the Modification Agreement) with a minimum interest rate of 3.25% per annum. The Modification Agreement also amends the existing debt service coverage ratio covenant to provide that it will be measured quarterly on a rolling four quarter basis beginning December 31, 2008.

The foregoing description of the amendment to the line of credit does not purport to be complete and is qualified in its entirety by reference to the Modification Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

On January 5, 2009, the Company also issued a press release with respect to the foregoing matter, a copy of which is attached as Exhibit 99.1 hereto.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS - The following exhibits are filed as part of this report:

10.1 Debt Modification Agreement dated December 31, 2008 between NewAlliance Bank and CAS Medical Systems, Inc.

99.1  Press Release dated January 5, 2009



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CAS MEDICAL SYSTEMS, INC.


Date: January 6, 2009                         By: /s/ Jeffery A. Baird
                                                  --------------------------
                                                  Jeffery A. Baird
                                                  Chief Financial Officer
























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